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                                                                    EXHIBIT 10.5

                     FOURTH AMENDMENT TO FINANCING AGREEMENT


                  Fourth Amendment to Financing Agreement dated as of November 17, 1999 (the "Amendment"), by and between Energy Partners, Ltd., a Delaware corporation (the "Borrower"), and Energy Income Fund, L.P., a Delaware limited partnership ("EIF"), to that certain Financing Agreement dated as of April 15, 1998, as amended by the First Amendment to Financing Agreement dated as of June 19, 1998, the Second Amendment to Financing Agreement dated as of August 31, 1998 and the Third Amendment to Financing Agreement dated as of February 10, 1999 (as amended, the "Financing Agreement").

                                    RECITALS

                  WHEREAS, EIF has funded Loans totaling $25 million under the Financing Agreement;

                  WHEREAS, concurrent with the entering into of this Agreement, Borrower is repaying $15 million of such Loans plus accrued interest and accrued overriding royalty to EIF; and

                  WHEREAS, the execution and delivery of this Amendment and the repayment contemplated by the preceding paragraph are conditions to the consummation of an equity investment in Borrower of $60 million (the "Equity Investment") by Evercore Capital Partners L.P. and certain of its affiliates (the "Evercore Entities"); and

                  WHEREAS, this Amendment shall terminate in its entirety and have no force and effect if Borrower is not repaid the full $15 million of such Loans plus accrued interest and accrued overriding royalty.

                  NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration the receipt and sufficiency of which are expressly acknowledged, the parties hereby agree as follows:

                  1. Capitalized terms used herein without definition shall have the meanings specified in the Financing Agreement.

                  2. The definition of "Reserve Report" in Section 1.1 of the Financing Agreement is deleted in its entirety.

                  3. Paragraph (B) of the definition of "Change of Control" in
Section 1.1 of the Financing Agreement is deleted in its entirety and replaced with the following:

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                           "any such Acquiring Person or group in which such
                  Acquiring Person is a member acquires the right to appoint or cause to be appointed or elected a majority of the directors of Borrower or a director or directors with the authority to prevent actions by Borrower approved by a majority of Borrower's directors."

                  4. The definition of "Properties" in Section 1.1 of the Financing Agreement is deleted in its entirety and replaced with the following:

                           "'Properties' shall mean all of Borrower's right,
                  title and interest in the Bay Marchand Properties, the Chevron Properties and the Hughes-Rawls Properties."

                  5. The definition of "Stockholders' Agreement" in Section 1.1 of the Financing Agreement is deleted in its entirety and replaced with the following:

                           "'Stockholder Agreement' means the stockholder
                  agreement dated November 17, 1999 among Borrower, EIF, the Evercore Entities and the other parties named therein."

                  6. Section 2.1 of the Financing Agreement is deleted in its entirety and replaced with the following:

                           "2.1. Loans. EIF and Borrower agree that $10,000,000
                  in principal amount of Loans are outstanding under this Agreement as of November 17, 1999. No additional Loans shall be made hereunder."

                  7. In Section 2.3(a), the words "twelve percent (12%)" are deleted and replaced with "thirteen percent (13%)" and the following is added as a second sentence:

                           "If principal and accrued interest outstanding under
                  the Loans are not repaid in full on or prior to September 30, 2000, the Base Interest shall become fourteen percent (14%) per annum from and after such date."

                  8. Section 2.4 of the Financing Agreement is deleted in its entirety and replaced with the following:

                           "2.4. Interest Upon Default. No additional interest
                  over and beyond the interest provided for in Section 2.3 of this Agreement shall be payable upon the occurrence or during the continuation of an Event of Default."


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                  9. Section 2.5 of the Financing Agreement is deleted in its entirety and replaced with the following:

                           "2.5. Repayment of Principal. To the extent not
                  prepaid pursuant to Section 2.6, the entire principal amount of Loans and accrued and unpaid interest shall be due and payable on December 31, 2000."

                  10. Section 2.6 of the Financing Agreement is deleted in its entirety and replaced with the following:

                           "2.6. Optional Prepayment. Borrower may prepay the
                  Loans in whole or in part at any time without penalty upon three days written notice."

                  11. Sections 2.8 and 2.9 of the Financing Agreement are deleted in their entirety.

                  12. Articles 3 and 6 of the Financing Agreement are deleted in their entirety.

                  13. Section 4.3 of the Financing Agreement is deleted in its entirety and replaced with the following:

                           "4.3. Recourse. Borrower shall be fully and
                  personally liable for all amounts owed to EIF with respect to this Agreement and the Loans."

                  14. Section 7.3(e) of the Financing Agreement is deleted in its entirety and replaced with the following:

                           "(e) By March 31 of each year, Borrower shall provide
                  a reserve report (with an effective date as of December 31 of the prior year) prepared by engineers selected by Borrower and provided to the Evercore Entities under the Stockholder Agreement."

                  15. Section 7.5 of the Financing Agreement is amended by adding the following at the beginning thereof:

                           "Except as contemplated by the Loan Agreement
                  Revolving Line of Credit dated June 23, 1999 between Borrower and Bank One, Texas, N.A., and related documents, all as amended from time to time (the "Bank One Facility"),"


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                  16. Section 7.15 of the Financing Agreement is revised by
deleting all text after the first sentence.

                  17. Section 7.16 of the Financing Agreement is amended by adding the following at the beginning thereof:

                           "Except for payment by Borrower of dividends on the
                  Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Preferred Stock of the Borrower,"

                  18. Section 7.18 of the Financing Agreement is amended by adding the following at the beginning thereof:

                           "Except for liens in favor of Bank One, Texas, N.A.
                  under the Bank One Facility or any replacement bank under a replacement of the Bank One Facility"

                  19. The second sentence of Section 7.23 of the Financing Agreement is deleted in its entirety.

                  20. Sections 7.26 and 7.27 of the Financing Agreement are amended by adding the following at the beginning thereof:

                           "Except as a result of the Equity Investment, a
                  Public Offering (as defined in the Stockholder Agreement) and the release of the Escrow Shares (as defined in the Stockholder Agreement),"

                  21. Section 7.36 of the Financing Agreement is amended by adding the following at the beginning thereof:

                           "Except as a result of the Equity Investment, a
                  Public Offering (as defined in the Stockholder Agreement), the release of the Escrow Shares (as defined in the Stockholder Agreement), and the Common Stock which may be issued pursuant to Section 8.2 of the Stockholder Agreement,"

                  22. Sections 7.3(j), 7.7, 7.22(a), 7.22(d), 7.30, and 7.33 are
deleted in their entirety.

                  23. By execution of this Amendment, the parties agree that the Limited Personal Recourse Agreement dated as of April 15, 1998, between Richard
A. Bachmann and EIF is hereby released in full and shall be of no further force or effect and that Richard A.

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Bachmann, in his individual capacity, shall be a third party beneficiary in respect of this paragraph 23.

                  24. THIS AMENDMENT IS TO BE CONSTRUED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                  25. Except as expressly amended hereby, the Financing Agreement remains in full force and effect. Any references to the Financing Agreement in the Loan Documents shall refer to the Financing Agreement as amended hereby.


                            (Signature page follows.)

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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.



                                      ENERGY PARTNERS, LTD.


                                      By:
                                           --------------------------------
                                           Richard A. Bachmann
                                           President and Chief Executive
                                              Officer


                                      ENERGY INCOME FUND, L.P.


                                      By:  EIF General Partner, L.L.C.,
                                           its General Partner


                                           By:
                                               --------------------------------
                                               Robert D. Gershen
                                               A Managing Director